UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2025

Central Index Key Number of the issuing entity: 0002063065

Benchmark 2025-V17 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-283864-02	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Columbus Circle, New York, New York	10019
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01. Other Events.

On September 11, 2025, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) entered into an underwriting agreement, dated as of September 11, 2025 and attached as Exhibit 1.1 hereto (the “Underwriting Agreement”), with Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), BMO Capital Markets Corp. (“BMO Capital”), Barclays Capital Inc. (“BCI”), AmeriVet Securities, Inc. (“AmeriVet”) and Drexel Hamilton, LLC (“Drexel” and, together with DBSI, CGMI, GS&Co., BMO Capital, BCI and AmeriVet, the “Underwriters”) and German American Capital Corporation (“GACC”), with respect to the sale of the Publicly Offered Certificates (as defined below), that is scheduled to occur on or about September 29, 2025 (the “Closing Date”).

On September 11, 2025, the Registrant also entered into a certificate purchase agreement, dated as of September 11, 2025, with DBSI, CGMI, GS&Co., BMO Capital, BCI, AmeriVet and Drexel (collectively in such capacity, the “Initial Purchasers”) and GACC, with respect to the sale of the Privately Offered Certificates (as defined below), that is also scheduled to occur on or about the Closing Date. The Privately Offered Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Registrant is expected to cause the issuance of the Benchmark 2025-V17 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2025-V17 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of September 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-2, Class A-3, Class X-A, Class X-B, Class A-M, Class B and Class C Certificates, having an aggregate initial certificate balance of $548,800,000 (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class J-RR and Class R Certificates, having an aggregate initial certificate balance of $80,198,000 (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about the Closing Date, under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of twenty-seven (27) commercial mortgage loans (the “Mortgage Loans”), secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee simple and/or leasehold estates in 145 commercial and/or multifamily properties. Certain of the Mortgage Loans were acquired by the Registrant from GACC pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated September 11, 2025, between the Registrant and GACC; certain of the Mortgage Loans were acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated September 11, 2025, between the Registrant and CREFI; certain of the Mortgage Loans were acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated September 11, 2025, between the Registrant and GSMC; certain of the Mortgage Loans were acquired by the Registrant from Bank of Montreal (“BMO”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated September 11, 2025, between the Registrant and BMO; and certain of the Mortgage Loans were acquired by the Registrant from Barclays Capital Real Estate Inc. (“BCREI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated September 11, 2025, between the Registrant, BCREI and Barclays Capital Holdings Inc.

The assets of the Issuing Entity will include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced

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pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
180 Water	Exhibit 99.6	Exhibit 99.12
Pacifica Hotel Portfolio (4-Pack)	N/A	Exhibit 99.13
Warren Corporate Center	N/A	Exhibit 99.14
Springfield Town Center	Exhibit 99.7(1)	Exhibit 99.15
Vertex HQ	Exhibit 99.8	Exhibit 99.16
Soudry NYC Multifamily Portfolio	(2)	Exhibit 99.17
322 Grand Concourse	Exhibit 99.9	Exhibit 99.18
1000 Portside Drive	N/A	Exhibit 99.19
Gateway Industrial Center	Exhibit 99.9	Exhibit 99.20
ILPT 2025 Portfolio	Exhibit 99.10	Exhibit 99.21
The Link	Exhibit 99.11	Exhibit 99.22

(1)	The BBCMS 2025-5C37 transaction is expected to close on September 25, 2025.
(2)	The subject Whole Loan will be initially serviced under the Pooling and Servicing Agreement, however, if the related controlling pari passu companion loan is included in a future securitization, the subject Whole Loan is expected to be serviced pursuant to the related Non-Serviced PSA for such securitization. Such Non-Serviced PSA will be identified and filed on a Form 8-K following such servicing shift securitization date.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and (ii) the sale of the Privately Offered Certificates by the Registrant to the Initial Purchasers, pursuant to the Certificate Purchase Agreement. Only the Publicly Offered Certificates will be offered to the public. The Privately Offered Certificates will be sold and transferred in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”), dated September 12, 2025 and filed with the Securities and Exchange Commission on September 12, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-283864) was originally declared effective on March 5, 2025.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of September 11, 2025, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, BMO Capital Markets Corp., Barclays Capital Inc., AmeriVet Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of September 1, 2025, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Trimont LLC, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 12, 2025.
99.1	Mortgage Loan Purchase Agreement, dated September 11, 2025, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated September 11, 2025, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
99.3	Mortgage Loan Purchase Agreement, dated September 11, 2025, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Company.
99.4	Mortgage Loan Purchase Agreement, dated September 11, 2025, between Deutsche Mortgage & Asset Receiving Corporation and Bank of Montreal.
99.5	Mortgage Loan Purchase Agreement, dated September 11, 2025, between Deutsche Mortgage & Asset Receiving Corporation, Barclays Capital Real Estate Inc. and Barclays Capital Holdings Inc.
99.6	Trust and Servicing Agreement, dated as of August 5, 2025, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Trimont LLC, as master servicer, Mount Street US (Georgia) LLP, as special servicer, Deutsche Bank National Trust Company, as certificate administrator, paying agent and custodian, and Computershare Trust Company, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
99.7	Pooling and Servicing Agreement, dated as of as of September 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
99.8	Trust and Servicing Agreement, dated as of August 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as servicer, Situs Holdings, LLC, as special servicer, and Computershare Trust Company, National Association, as trustee, certificate administrator and custodian.
99.9	Pooling and Servicing Agreement, dated as of July 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
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99.10	Trust and Servicing Agreement, dated as of June 27, 2025, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor.
99.11	Pooling and Servicing Agreement, dated as of April 1, 2025, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
99.12	Co-Lender Agreement, dated as of July 29, 2025, by and between German American Capital Corporation, as initial holder of Note A, and German American Capital Corporation, as initial holder of Note B, relating to the 180 Water Whole Loan.
99.13	Agreement Between Noteholders, dated as of August 6, 2025, by and between Goldman Sachs Bank USA, as initial holder of Note A-1, and Goldman Sachs Bank USA, as initial holder of Note A-2, relating to the Pacifica Hotel Portfolio (4-Pack) Whole Loan.
99.14	Co-Lender Agreement, dated as of June 20, 2025, between DBR Investments Co. Limited, as initial holder of Note A-1, DBR Investments Co. Limited, as initial holder of Note A-2, DBR Investments Co. Limited, as initial holder of Note A-3, DBR Investments Co. Limited, as initial holder of Note A-4, and DBR Investments Co. Limited, as initial holder of Note A-5, relating to the Warren Corporate Center Whole Loan.
99.15	Co-Lender Agreement, dated as of June 20, 2025, by and among Goldman Sachs Bank USA, as initial holder of Note A-1-1, Note A-1-2 and Note A-1-3, and Barclays Capital Real Estate Inc., as initial holder of Note A-2-1, Note A-2-2, Note A-2-3 and Note A-2-4, relating to the Springfield Town Center Whole Loan.
99.16	Agreement Between Noteholders, dated as of August 14, 2025, by and between Morgan Stanley Bank, N.A., as initial holder of Note A-1-1, Note A-1-2, Note B-1, Note C-1, Note D-1 and Note E-1, Bank of Montreal, as initial holder of Note A-2-1, Note A-2-2, Note B-2, Note C-2, Note D-2 Holder and Note E-2, Goldman Sachs Bank USA, as initial holder of Note A-3-1, Note A-3-2, Note B-3, Note C-3, Note D-3 and Note E-3, and JPMorgan Chase Bank, National Association, as initial holder of Note A-4-1, Note A-4-2, Note B-4, Note C-4, Note D-4 and Note E-4, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Vertex HQ Whole Loan.
99.17	Co-Lender Agreement, dated as of September 12, 2025, by and between Citi Real Estate Funding Inc., as initial holder of Note A-1, and Citi Real Estate Funding Inc., as initial holder of Note A-2, relating to the Soudry NYC Multifamily Portfolio Whole Loan.
99.18	Co-Lender Agreement, dated as of July 22, 2025, by and between Bank of Montreal, as initial holder of Note A-1, Bank of Montreal, as initial holder of Note A-2, Greystone CMC I LLC, as initial holder of Note A-3, and Bank of Montreal, as initial holder of Note A-4, relating to the 322 Grand Concourse Whole Loan.
99.19	Agreement Between Noteholders, dated as of September 4, 2025, by and between Bank of Montreal, as initial holder of Note A-1, Bank of Montreal, as initial holder of Note A-2, and Bank of Montreal, as initial holder of Note A-3, relating to the 1000 Portside Drive Whole Loan.
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99.20	Co-Lender Agreement, dated as of July 9, 2025, by and between Citi Real Estate Funding Inc., as initial holder of Note A-1, Note A-2 and Note A-3, and AREF 2 WH WF LLC, as initial holder of Note A-4, Note A-5-1, Note A-5-2, Note A-5-3-1 and Note A-5-3-2, relating to the Gateway Industrial Center Whole Loan.
99.21	Agreement Between Noteholders, dated as of June 26, 2025, by and among Citi Real Estate Funding Inc., as initial holder of Note A-1 and Note A-7, Bank of America, N.A., as initial holder of Note A-2 and Note A-8, Morgan Stanley Mortgage Capital Holdings LLC, as initial holder of Note A-3 and Note A-9, Bank of Montreal, as initial holder of Note A-4 and Note A-10, Royal Bank of Canada, as initial holder of Note A-5 and Note A-11, UBS AG New York Branch, as initial holder of Note A-6 and Note A-12, Citi Real Estate Funding Inc., as initial holder of Note B-1, Bank of America, N.A., as initial holder of Note B-2, Morgan Stanley Mortgage Capital Holdings LLC, as initial holder of Note B-3, Bank of Montreal, as initial holder of Note B-4, Royal Bank of Canada, as initial holder of Note B-5, and UBS AG New York Branch, as initial holder of Note B-6, relating to the ILPT 2025 Portfolio Whole Loan.
99.22	Co-Lender Agreement, dated as of March 17, 2025, between DBR Investments Co. Limited, as initial holder of Note A-1, DBR Investments Co. Limited, as initial holder of Note A-2, DBR Investments Co. Limited, as initial holder of Note A-3, and DBR Investments Co. Limited, as initial holder of Note A-4, relating to The Link Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Robert-Christopher Jones
	Name:	Robert-Christopher Jones
	Title:	Managing Director

By:	/s/ Matt Smith
	Name:	Matt Smith
	Title:	Director

Dated: September 15, 2025

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